Payment Date:  09/25/97

                          COUNTRYWIDE HOME LOAN, INC.
                    ASSET-BACKED CERTIFICATES, SERIES 1997-2

                                                                             Current Payment Information
Class Information

                         Beginning          Pass Thru    Principal     Interest       Total         Ending Certificate
Class Code       Name    Cert. Bal.            Rate      Dist. Amt.    Dist. Amt.     Dist.              Balance
----------       ----    ----------         ---------    ----------    ----------     -----         ------------------
                 A-1     172,291,017.03     5.865000%    1,647,473.96  870,141.42     2,517,615.38  170,643,543.07
                  R                0.00      N/A          N/A                0.00             0.00            0.00
Totals            -      172,291,017.03       -          1,647,473.96  870,141.42     2,517,615.38  170,643,543.07


Class Information   Original Certificate Information               Factors per $1,000

                    Original       Pass Thru    Cusip      Principal      Interest     Ending
  Type    Name      Cert. Bal.       Rate       Numbers      Dist.          Dist.      Cert. Bal
  ----    ----      ----------     ---------    -------    ---------      --------     ----------
Floater   A-1     178,026,096.00   5.865000%    126671AJ5   9.25411497    4.88771839   958.53106314
Fixed      R                0.00    N/A          N/A        0.00000000    0.00000000   0.00000000
Totals     -      178,026,096.00     -            -         9.25411497    4.88771839   958.53106314


                                                               Page Number:   2
                                                        Payment Date:  09/25/97

101 Barclay Street, 12E
New York, NY 10286
Attn: Leslie Gaskill, MBS Unit
(212) 815-2973

COUNTRYWIDE HOME LOAN, INC.
ASSET-BACKED CERTIFICATES, SERIES 1997-2


COLLATERAL INFORMATION
----------------------

Beginning Pool Balance                               173,345,834.98
Scheduled Principal Payment                               96,496.89
Prepayment Amount                                      1,177,658.97
Ending Pool Balance                                  172,071,679.12

Subordinated Increase Amount                             373,318.10
Required Subordinated Amount                           4,895,717.65
Subordination Deficit Amount                                   0.00


OTHER INFORMATION
-----------------

Class A Carry-Forward Amount                                   0.00
Class A Insured Payment                                        0.00
Class A Basis Risk Carry-Forward Amount paid                   0.00
Class A Basis Risk Carry Forward Amount remained               0.00


TOTAL REO INFORMATION
---------------------

Total Number of REO Properties                                    0
Total Principal Balance of REO Properties                      0.00


NEW REO INFORMATION
-------------------

Loan Number        Stated Principal Balance
-----------        ------------------------
                   0                  0.00
                   0                  0.00
                   0                  0.00

FEES & ADVANCES
---------------

Monthly master servicer fees paid       71,268.97
Advances included in this distribution  29,176.26


LIQUIDATION / LOSS INFORMATION
------------------------------

Loan Number              Ending Stated Balance    Realized Losses
-----------              ---------------------    ---------------
     0                                    0.00              0.00
     0                                    0.00              0.00
     0                                    0.00              0.00


Total realized losses (this period)       0.00
Cumulative losses (from Cut-Off)          0.00

DELINQUENCY INFORMATION
-----------------------

    Period          Loan Count    Ending Stated Balance
    ------          ----------    ---------------------
    30 days                 37             2,755,650.38
    60 days                  6               312,248.08
90 or more days              4               250,194.68
  Foreclosure                5               373,951.16
    Totals                  52             3,692,044.30